SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


           Pursuant to Section 13 or 15(d) of The Securities Exchange
                                  Act of 1934.


                                December 7, 1998
                                 Date of Report
                        (Date of earliest event reported)

                                NIGHTINGALE, INC.
             (Exact name of Registrant as specified in its charter)


           Utah                   33-23429-D                87-044988-8
        -----------           ------------------          ---------------
        State of              Commission File No.           IRS Employer
        Incorporation                                    Identification No.


                               2232 Eastwood Blvd.
                                Ogden, Utah 84403
                    -----------------------------------------
                    (Address of principal executive offices)


                                 (801) 479-0742
                              -------------------
                         (Registrant's telephone number)


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Item 5.  Other Events

      The Company's Class "A" and Class "B" Common Stock Purchase Warrants are scheduled to expire on December 31, 1998. Effective December 7, 1998, the Company's Board of Directors adopted a resolution extending the exercise period of the Class "A" and Class "B" Warrants to December 31, 1999. The Warrants may not be exercised until such time as the Company files a Post-Effective Amendment with the Securities and Exchange Commission, which amendment includes current financial statements and thereafter until such amendment is declared effective.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

      Attached hereto as an exhibit is a letter from the Company's management to the Shareholders of the Company notifying them of the extension of the exercise period of the warrants.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


December 14, 1998

                                    NIGHTINGALE, INC.



                                    By: /s/ William Grilz
                                        William Grilz, President


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